                                                                    EXHIBIT 99.2

             PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)

    Since January 1994, the Company has completed the acquisition of all of the outstanding capital stock of Contact and Metropolitan and substantially all of the paging assets of Radio Call, ChiComm, High Tech, Signet, Carrier and All City (collectively, the "Completed Acquisitions"). The Company has signed definitive agreements or letters of intent to acquire all of the outstanding capital stock of Page East and substantially all of the paging assets of Americom, Gold Coast, Denton, MetroTones and Lewis (collectively, the "Pending Acquisitions"). The combination of the Completed Acquisitions and the Pending Acquisitions is referred to as the "Acquisitions."

    The accompanying unaudited pro forma condensed consolidated balance sheet of the Company combines the historical consolidated balance sheet of the Company and the balance sheets of Carrier, Metropolitan, All City and the Pending Acquisitions as if the acquisitions of Carrier, Metropolitan, All City and the Pending Acquisitions had occurred on March 31, 1995, as adjusted to reflect the sale of the Notes offered hereby and the application of the net proceeds therefrom. The accompanying unaudited pro forma condensed consolidated statement of operations of the Company for the year ended December 31, 1994 combines the historical consolidated statement of operations of the Company and the statements of operations of the Acquisitions as if the Acquisitions had occurred on January 1, 1994, and assumes that they were funded with the proceeds of this offering. The accompanying unaudited pro forma condensed consolidated statement of operations of the Company for the three months ended March 31, 1995, combines the historical statement of operations of the Company and the statements of operations of Signet, Carrier, Metropolitan, All City and the Pending Acquisitions as if the acquisitions of Signet, Carrier, Metropolitan, All City and the Pending Acquisitions had occurred on January 1, 1995, and assumes that they were funded with the proceeds of this offering.

    The pro forma condensed consolidated financial statements do not purport to represent what the Company's results of operations would have been had the Acquisitions occurred on the dates indicated or for any future period or date. The pro forma adjustments give effect to available information and assumptions that management believes are reasonable. The pro forma condensed consolidated financial statements should be read in conjunction with the Company's historical consolidated financial statements and the financial statements of certain Acquisitions and the notes thereto included or incorporated elsewhere herein.

                          PRONET INC. AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 1995
                                  (UNAUDITED)

                                     ASSETS

                                                                                             PENDING
                                                                                          ACQUISITIONS     PRO FORMA    PRO FORMA
                                         PRONET     CARRIER   METROPOLITAN    ALL CITY         (1)        ADJUSTMENTS  CONSOLIDATED
                                        ---------  ---------  -------------  ----------  ---------------  -----------  ------------
                                                                              (IN THOUSANDS)
Current Assets........................  $  16,567  $     508    $   2,051    $      298     $   3,373      $  17,321    $   40,118
Equipment
  Pagers..............................     25,257        800       --             3,045         2,424         (4,735)       26,791
  Communications equipment............     14,931        797        6,068         1,690         5,685         (8,719)       20,452
  Security systems equipment..........     10,843     --           --            --            --             --            10,843
  Office and other....................      3,743         57          758           256           467           (870)        4,411
                                        ---------  ---------       ------    ----------       -------     -----------  ------------
                                           54,774      1,654        6,826         4,991         8,576        (14,324)       62,497
  Less allowance for depreciation.....     26,880      1,187        2,865         3,665         6,135        (13,853)       26,879
                                        ---------  ---------       ------    ----------       -------     -----------  ------------
                                           27,894        467        3,961         1,326         2,441           (471)       35,618
Goodwill and other assets, net........     42,511        192       --               167           237         63,425       106,532
                                        ---------  ---------       ------    ----------       -------     -----------  ------------
TOTAL ASSETS..........................  $  86,972  $   1,167    $   6,012    $    1,791     $   6,051      $  80,275    $  182,268
                                        ---------  ---------       ------    ----------       -------     -----------  ------------
                                        ---------  ---------       ------    ----------       -------     -----------  ------------

                                               LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities...................  $   9,328  $     978    $     862    $    1,190     $   6,339      $  (8,133)   $   10,564
Deferred payments.....................      5,332     --           --            --            --             15,960        21,292
Long-term debt, less current
 maturities...........................     21,900     --           --            10,832         1,079         66,189       100,000
Shareholders' equity (deficit)........     50,412        189        5,150       (10,231)       (1,367)         6,259        50,412
                                        ---------  ---------       ------    ----------       -------     -----------  ------------
TOTAL LIABILITIES AND SHAREHOLDERS'
 EQUITY...............................  $  86,972  $   1,167    $   6,012    $    1,791     $   6,051      $  80,275    $  182,268
                                        ---------  ---------       ------    ----------       -------     -----------  ------------
                                        ---------  ---------       ------    ----------       -------     -----------  ------------

- ------------------------
(1)  See Schedule A for detail of the Pending Acquisitions.

 See accompanying notes to unaudited pro forma condensed consolidated financial statements.

                          PRONET INC. AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1994
                                  (UNAUDITED)

                                                               HISTORICAL RESULTS
                                                            -------------------------   PRO FORMA    PRO FORMA
                                                             PRONET    ACQUISITIONS (1) ADJUSTMENTS CONSOLIDATED
                                                            ---------  --------------  -----------  ------------
                                                                               (IN THOUSANDS)
NET REVENUES
  Recurring revenues......................................  $  33,079    $   32,158     $    (349)   $   64,888
  Product sales...........................................      6,639         6,993        --            13,632
                                                            ---------       -------    -----------  ------------
    Total revenues........................................     39,718        39,151          (349)       78,520
  Cost of products sold...................................      6,644         6,812        --            13,456
                                                            ---------       -------    -----------  ------------
                                                               33,074        32,339          (349)       65,064
COST OF SERVICES..........................................      9,185         7,606           (46)       16,745
                                                            ---------       -------    -----------  ------------
  GROSS MARGIN............................................     23,889        24,733          (303)       48,319
EXPENSES
  Sales, general and administrative.......................     12,126        16,475        (3,505)       25,096
  Depreciation and amortization...........................      8,574         5,105         5,342        19,021
                                                            ---------       -------    -----------  ------------
                                                               20,700        21,580         1,837        44,117
                                                            ---------       -------    -----------  ------------
  OPERATING INCOME (LOSS).................................      3,189         3,153        (2,140)        4,202
OTHER INCOME (EXPENSE)
  Interest expense........................................     (1,774)       (2,620)       (8,513)      (12,907)
  Interest and other income...............................        173           108        --               281
                                                            ---------       -------    -----------  ------------
                                                               (1,601)       (2,512)       (8,513)      (12,626)
                                                            ---------       -------    -----------  ------------
  INCOME (LOSS) BEFORE INCOME TAXES.......................      1,588           641       (10,653)       (8,424)
Provision (benefit) for income taxes......................        895           323        (3,320)       (2,102)
                                                            ---------       -------    -----------  ------------
    NET INCOME (LOSS).....................................  $     693    $      318     $  (7,333)   $   (6,322)
                                                            ---------       -------    -----------  ------------
                                                            ---------       -------    -----------  ------------

- ------------------------
(1)  See Schedule B for detail of the Acquisitions.

 See accompanying notes to unaudited pro forma condensed consolidated financial statements.

                          PRONET INC. AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                       THREE MONTHS ENDED MARCH 31, 1995
                                  (UNAUDITED)

                                                                HISTORICAL RESULTS
                                                            --------------------------
                                                                           SIGNET,
                                                                          CARRIER,
                                                                        METROPOLITAN,
                                                                        ALL CITY AND
                                                                           PENDING       PRO FORMA    PRO FORMA
                                                             PRONET    ACQUISITIONS (1) ADJUSTMENTS  CONSOLIDATED
                                                            ---------  ---------------  -----------  ------------
                                                                               (IN THOUSANDS)
NET REVENUES
  Recurring revenues......................................  $  10,488     $   6,342      $     (83)   $   16,747
  Product sales...........................................      2,196         1,081         --             3,277
                                                            ---------        ------     -----------  ------------
    Total revenues........................................     12,684         7,423            (83)       20,024
  Cost of products sold...................................      2,066           897         --             2,963
                                                            ---------        ------     -----------  ------------
                                                               10,618         6,526            (83)       17,061
COST OF SERVICES..........................................      2,466         1,538             (7)        3,997
                                                            ---------        ------     -----------  ------------
  GROSS MARGIN............................................      8,152         4,988            (76)       13,064
EXPENSES
  Sales, general and administrative.......................      4,638         2,477           (640)        6,475
  Depreciation and amortization...........................      2,745           686          1,085         4,516
                                                            ---------        ------     -----------  ------------
                                                                7,383         3,163            445        10,991
                                                            ---------        ------     -----------  ------------
  OPERATING INCOME (LOSS).................................        769         1,825           (521)        2,073
OTHER INCOME (EXPENSE)
  Interest expense........................................       (386)         (497)        (2,462)       (3,345)
  Interest and other income...............................         41           125         --               166
                                                            ---------        ------     -----------  ------------
                                                                 (345)         (372)        (2,462)       (3,179)
                                                            ---------        ------     -----------  ------------
  INCOME (LOSS) BEFORE INCOME TAXES.......................        424         1,453         (2,983)       (1,106)
Provision (benefit) for income taxes......................        358           158           (554)          (38)
                                                            ---------        ------     -----------  ------------
  NET INCOME (LOSS).......................................  $      66     $   1,295      $  (2,429)   $   (1,068)
                                                            ---------        ------     -----------  ------------
                                                            ---------        ------     -----------  ------------

- ------------------------
(1) See Schedule C for detail of the acquisitions of Signet, Carrier, Metropolitan, All City and the Pending Acquisitions.

 See accompanying notes to unaudited pro forma condensed consolidated financial statements.

                                                                      SCHEDULE A

                              PENDING ACQUISITIONS

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                              AS OF MARCH 31, 1995
                                  (UNAUDITED)

                                     ASSETS

                                                     GOLD                                                     TOTAL PENDING
                                       AMERICOM      COAST     DENTON      LEWIS    METROTONES    PAGE EAST   ACQUISITIONS
                                      -----------  ---------  ---------  ---------  -----------  -----------  -------------
                                                                         (IN THOUSANDS)
Current assets......................   $   1,136   $      51  $     696  $     421   $     161    $     908     $   3,373
Equipment
  Pagers............................      --             242        890        272         134          886         2,424
  Communications equipment..........       2,519         375        862        386         537        1,006         5,685
  Office and other..................      --             166        136         69          68           28           467
                                      -----------  ---------  ---------  ---------  -----------  -----------  -------------
                                           2,519         783      1,888        727         739        1,920         8,576
  Less allowance for depreciation...       1,238         756      1,773        360         567        1,441         6,135
                                      -----------  ---------  ---------  ---------  -----------  -----------  -------------
                                           1,281          27        115        367         172          479         2,441
Goodwill and other assets, net......         (34)        174         16          2      --               79           237
                                      -----------  ---------  ---------  ---------  -----------  -----------  -------------
TOTAL ASSETS........................   $   2,383   $     252  $     827  $     790   $     333    $   1,466     $   6,051
                                      -----------  ---------  ---------  ---------  -----------  -----------  -------------
                                      -----------  ---------  ---------  ---------  -----------  -----------  -------------

                                           LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities.................   $   2,622   $     225  $     944  $     217   $   1,838    $     493     $   6,339
Deferred payments...................      --          --         --         --          --           --            --
Long-term debt, less current
 maturities.........................         104         627     --            309          39       --             1,079
Shareholders' equity (deficit)......        (343)       (600)      (117)       264      (1,544)         973        (1,367)
                                      -----------  ---------  ---------  ---------  -----------  -----------  -------------
TOTAL LIABILITIES AND SHAREHOLDERS'
 EQUITY.............................   $   2,383   $     252  $     827  $     790   $     333    $   1,466     $   6,051
                                      -----------  ---------  ---------  ---------  -----------  -----------  -------------
                                      -----------  ---------  ---------  ---------  -----------  -----------  -------------

 See accompanying notes to unaudited pro forma condensed consolidated financial statements.

                                                                      SCHEDULE B

                                  ACQUISITIONS

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1994
                                  (UNAUDITED)

                                                     SEVEN MONTHS
                                   TWO MONTHS           ENDED                                  YEAR ENDED
                                   ENDED FEB.       JULY 31, 1994                           DECEMBER 31, 1994
                                    28, 1994    ----------------------  ---------------------------------------------------------
                                   -----------    RADIO                                                      METRO-
                                     CONTACT      CALL       CHICOMM    HIGH TECH   SIGNET      CARRIER      POLITAN    ALL CITY
                                   -----------  ---------  -----------  ---------  ---------  -----------  -----------  ---------
                                                                           (IN THOUSANDS)
NET REVENUES
  Recurring revenues.............   $   1,599   $   3,200   $   2,225   $     291  $   4,750   $   2,435    $   4,835   $   3,257
  Product sales..................         743         738         338      --          1,100         900          152         387
                                   -----------  ---------  -----------  ---------  ---------  -----------  -----------  ---------
    Total revenues...............       2,342       3,938       2,563         291      5,850       3,335        4,987       3,644
  Cost of products sold..........         956         536         296      --          1,089       1,185          156         299
                                   -----------  ---------  -----------  ---------  ---------  -----------  -----------  ---------
                                        1,386       3,402       2,267         291      4,761       2,150        4,831       3,345
COST OF SERVICES.................         202         755         486          86      1,149         203        1,517         833
                                   -----------  ---------  -----------  ---------  ---------  -----------  -----------  ---------
    GROSS MARGIN.................       1,184       2,647       1,781         205      3,612       1,947        3,314       2,512
EXPENSES
  Sales, general and
   administrative................       1,022       2,181         792         220      2,287       1,603        1,622       1,670
  Depreciation and
   amortization..................          93         689         413         128        627         228          597       1,225
                                   -----------  ---------  -----------  ---------  ---------  -----------  -----------  ---------
                                        1,115       2,870       1,205         348      2,914       1,831        2,219       2,895
                                   -----------  ---------  -----------  ---------  ---------  -----------  -----------  ---------
    OPERATING INCOME (LOSS)......          69        (223)        576        (143)       698         116        1,095        (383)
OTHER INCOME (EXPENSE)
  Interest expense...............         (46)        (44)       (141)     --           (292)       (124)      --          (1,595)
  Interest and other income......      --          --          --          --              5      --               27      --
                                   -----------  ---------  -----------  ---------  ---------  -----------  -----------  ---------
                                          (46)        (44)       (141)     --           (287)       (124)          27      (1,595)
                                   -----------  ---------  -----------  ---------  ---------  -----------  -----------  ---------
    INCOME (LOSS) BEFORE INCOME
     TAXES.......................          23        (267)        435        (143)       411          (8)       1,122      (1,978)
  Provision (benefit) for income
   taxes.........................      --             (59)     --          --         --          --              382      --
                                   -----------  ---------  -----------  ---------  ---------  -----------  -----------  ---------
    NET INCOME (LOSS)............   $      23   $    (208)  $     435   $    (143) $     411   $      (8)   $     740   $  (1,978)
                                   -----------  ---------  -----------  ---------  ---------  -----------  -----------  ---------
                                   -----------  ---------  -----------  ---------  ---------  -----------  -----------  ---------


                                   TOTAL COM-
                                     PLETED                            YEAR ENDED DECEMBER 31, 1994
                                    ACQUISI-    --------------------------------------------------------------------------
                                      TIONS      AMERICOM    GOLD COAST     DENTON       LEWIS    METRO- TONES  PAGE EAST
                                   -----------  -----------     -----     -----------  ---------  -----------  -----------

NET REVENUES
  Recurring revenues.............   $  22,592    $   3,477    $     699    $     889   $   1,047   $     775    $   2,679
  Product sales..................       4,358        1,105       --              265         803         173          289
                                   -----------  -----------       -----   -----------  ---------       -----   -----------
    Total revenues...............      26,950        4,582          699        1,154       1,850         948        2,968
  Cost of products sold..........       4,517        1,015       --              178         669         183          250
                                   -----------  -----------       -----   -----------  ---------       -----   -----------
                                       22,433        3,567          699          976       1,181         765        2,718
COST OF SERVICES.................       5,231          856          158           54          70         366          871
                                   -----------  -----------       -----   -----------  ---------       -----   -----------
    GROSS MARGIN.................      17,202        2,711          541          922       1,111         399        1,847
EXPENSES
  Sales, general and
   administrative................      11,397        1,764          232          939         831         374          938
  Depreciation and
   amortization..................       4,000          381           92           78         135          99          320
                                   -----------  -----------       -----   -----------  ---------       -----   -----------
                                       15,397        2,145          324        1,017         966         473        1,258
                                   -----------  -----------       -----   -----------  ---------       -----   -----------
    OPERATING INCOME (LOSS)......       1,805          566          217          (95)        145         (74)         589
OTHER INCOME (EXPENSE)
  Interest expense...............      (2,242)        (291)      --              (44)         (9)        (34)      --
  Interest and other income......          32       --           --               41      --              19           16
                                   -----------  -----------       -----   -----------  ---------       -----   -----------
                                       (2,210)        (291)      --               (3)         (9)        (15)          16
                                   -----------  -----------       -----   -----------  ---------       -----   -----------
    INCOME (LOSS) BEFORE INCOME
     TAXES.......................        (405)         275          217          (98)        136         (89)         605
  Provision (benefit) for income
   taxes.........................         323       --           --           --          --          --           --
                                   -----------  -----------       -----   -----------  ---------       -----   -----------
    NET INCOME (LOSS)............   $    (728)   $     275    $     217    $     (98)  $     136   $     (89)   $     605
                                   -----------  -----------       -----   -----------  ---------       -----   -----------
                                   -----------  -----------       -----   -----------  ---------       -----   -----------


                                   TOTAL PEND-
                                       ING         TOTAL
                                    ACQUISI-     ACQUISI-
                                      TIONS        TIONS
                                   -----------  -----------

NET REVENUES
  Recurring revenues.............   $   9,566    $  32,158
  Product sales..................       2,635        6,993
                                   -----------  -----------
    Total revenues...............      12,201       39,151
  Cost of products sold..........       2,295        6,812
                                   -----------  -----------
                                        9,906       32,339
COST OF SERVICES.................       2,375        7,606
                                   -----------  -----------
    GROSS MARGIN.................       7,531       24,733
EXPENSES
  Sales, general and
   administrative................       5,078       16,475
  Depreciation and
   amortization..................       1,105        5,105
                                   -----------  -----------
                                        6,183       21,580
                                   -----------  -----------
    OPERATING INCOME (LOSS)......       1,348        3,153
OTHER INCOME (EXPENSE)
  Interest expense...............        (378)      (2,620)
  Interest and other income......          76          108
                                   -----------  -----------
                                         (302)      (2,512)
                                   -----------  -----------
    INCOME (LOSS) BEFORE INCOME
     TAXES.......................       1,046          641
  Provision (benefit) for income
   taxes.........................      --              323
                                   -----------  -----------
    NET INCOME (LOSS)............   $   1,046    $     318
                                   -----------  -----------
                                   -----------  -----------

 See accompanying notes to unaudited pro forma condensed consolidated financial statements.

                                                                      SCHEDULE C

      SIGNET, CARRIER, METROPOLITAN, ALL CITY AND THE PENDING ACQUISITIONS

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                       THREE MONTHS ENDED MARCH 31, 1995
                                  (UNAUDITED)

                                                                                                    THREE MONTHS ENDED MARCH
                                                                                                            31, 1995
                                                                                                   --------------------------
                                     TWO MONTHS ENDED               THREE MONTHS ENDED                PENDING ACQUISITIONS
                                     FEBRUARY 28, 1995                MARCH 31, 1995               --------------------------
                                   ---------------------  ---------------------------------------
                                          SIGNET            CARRIER    METROPOLITAN    ALL CITY      AMERICOM     GOLD COAST
                                   ---------------------  -----------  -------------  -----------  -------------     -----
                                                                         (IN THOUSANDS)
NET REVENUES
  Recurring revenues.............        $     872         $     532     $   1,408     $     863     $     963     $     160
  Product sales..................              109               197            26            69           212        --
                                             -----             -----        ------         -----         -----         -----
    Total revenues...............              981               729         1,434           932         1,175           160
  Cost of products sold..........              109               179            30            55           194        --
                                             -----             -----        ------         -----         -----         -----
                                               872               550         1,404           877           981           160
COST OF SERVICES.................              273                59           392           211           181            38
                                             -----             -----        ------         -----         -----         -----
    GROSS MARGIN.................              599               491         1,012           666           800           122
EXPENSES
  Sales, general and
   administrative................              367               286           404           340           316            60
  Depreciation and
   amortization..................               17                54           160           201           104            19
                                             -----             -----        ------         -----         -----         -----
                                               384               340           564           541           420            79
                                             -----             -----        ------         -----         -----         -----
    OPERATING INCOME (LOSS)......              215               151           448           125           380            43
OTHER INCOME (EXPENSE)
  Interest expense...............              (54)              (26)       --              (396)           (3)       --
  Interest and other income......                2                 1            13        --                43        --
                                             -----             -----        ------         -----         -----         -----
                                               (52)              (25)           13          (396)           40        --
                                             -----             -----        ------         -----         -----         -----
    INCOME (LOSS) BEFORE INCOME
     TAXES.......................              163               126           461          (271)          420            43
  Provision (benefit) for income
   taxes.........................           --                     1           157        --            --            --
                                             -----             -----        ------         -----         -----         -----
    NET INCOME (LOSS)............        $     163         $     125     $     304     $    (271)    $     420     $      43
                                             -----             -----        ------         -----         -----         -----
                                             -----             -----        ------         -----         -----         -----


                                                                                           TOTAL PENDING
                                     DENTON       LEWIS      METROTONES       PAGE EAST    ACQUISITIONS     TOTAL
                                   -----------  ---------  ---------------  -------------  -------------  ---------

NET REVENUES
  Recurring revenues.............   $     227   $     347     $     152       $     818      $   2,667    $   6,342
  Product sales..................          54         258            50             106            680        1,081
                                   -----------  ---------         -----           -----         ------    ---------
    Total revenues...............         281         605           202             924          3,347        7,423
  Cost of products sold..........          52         171            13              94            524          897
                                   -----------  ---------         -----           -----         ------    ---------
                                          229         434           189             830          2,823        6,526
COST OF SERVICES.................         126          21            74             163            603        1,538
                                   -----------  ---------         -----           -----         ------    ---------
    GROSS MARGIN.................         103         413           115             667          2,220        4,988
EXPENSES
  Sales, general and
   administrative................         128         248           114             214          1,080        2,477
  Depreciation and
   amortization..................          11          33            17              70            254          686
                                   -----------  ---------         -----           -----         ------    ---------
                                          139         281           131             284          1,334        3,163
                                   -----------  ---------         -----           -----         ------    ---------
    OPERATING INCOME (LOSS)......         (36)        132           (16)            383            886        1,825
OTHER INCOME (EXPENSE)
  Interest expense...............         (11)         (2)           (3)             (2)           (21)        (497)
  Interest and other income......           9           9             3              45            109          125
                                   -----------  ---------         -----           -----         ------    ---------
                                           (2)          7        --                  43             88         (372)
                                   -----------  ---------         -----           -----         ------    ---------
    INCOME (LOSS) BEFORE INCOME
     TAXES.......................         (38)        139           (16)            426            974        1,453
  Provision (benefit) for income
   taxes.........................      --          --            --              --             --              158
                                   -----------  ---------         -----           -----         ------    ---------
    NET INCOME (LOSS)............   $     (38)  $     139     $     (16)      $     426      $     974    $   1,295
                                   -----------  ---------         -----           -----         ------    ---------
                                   -----------  ---------         -----           -----         ------    ---------

 See accompanying notes to unaudited pro forma condensed consolidated financial statements.

                          PRONET INC. AND SUBSIDIARIES

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                                  (UNAUDITED)

    On March 1, 1994, the Company completed the acquisition of all the outstanding capital stock of Contact for approximately $19.0 million in cash (including amounts paid pursuant to noncompetition agreements). On August 1, 1994, the Company completed the purchase of substantially all of the paging assets of Radio Call and certain of its affiliates for approximately $7.8 million in cash (including amounts paid pursuant to noncompetition agreements). On August 1, 1994, the Company also completed the purchase of substantially all of the Chicago area paging assets of ChiComm for approximately $9.8 million, comprised of approximately $8.9 million in cash at closing (including amounts paid pursuant to noncompetition agreements) and a $900,000 Deferred Payment. Effective December 31, 1994, the Company purchased substantially all of the paging assets of High Tech for $900,000, comprised of $700,000 in cash at closing and a $200,000 Deferred Payment. On March 1, 1995, the Company purchased substantially all of the paging assets of Signet for approximately $9.0 million, comprised of approximately $4.8 million in cash at closing and a $4.2 million Deferred Payment. On April 1, 1995, the Company completed the purchase of substantially all of the paging assets of Carrier for approximately $6.5 million, comprised of approximately $3.5 million in cash at closing and a Deferred Payment of approximately $3.0 million. On May 3, 1995, the Company completed the acquisition of all the outstanding capital stock of Metropolitan for approximately $21.0 million in cash. On May 19, 1995, the Company completed the purchase of substantially all of the paging assets of All City for approximately $6.4 million, comprised of approximately $6.1 million in cash at closing and a $350,000 Deferred Payment. These acquisitions were accounted for as purchases and were financed by borrowings under the Credit Facility. The results of operations for Contact, Radio Call, ChiComm, High Tech, and Signet are included in the actual results of operations of the Company from the respective dates of acquisition, and the historical balance sheet of the Company at March 31, 1995 includes these acquisitions.

    On May 24, 1995, the Company signed a definitive agreement to purchase the paging assets of Americom for approximately $18.0 million, comprised of approximately $9.0 million to be paid in cash at closing and a $9.0 million Deferred Payment. On April 5, 1995, the Company signed letters of intent to purchase the paging assets of Lewis, Gold Coast, MetroTones and Denton for approximately $9.5 million, collectively, comprised of approximately $7.8 million in cash at closing and a $1.7 million Deferred Payment. On May 10, 1995, the Company signed a letter of intent to purchase all of the outstanding capital stock of Page East for approximately $8.0 million, comprised of approximately $6.1 million in cash at closing and a Deferred Payment of approximately $1.9 million. These transactions are subject to various conditions, including FCC, regulatory and other third party approvals, and the execution of definitive agreements. All Deferred Payments listed above are due one year from the closing of the respective transactions and are payable, at the Company's discretion, either in cash or shares of the Company's Common Stock based on market value at the date of payment.

    All of the Pending Acquisitions will be accounted for as purchases and are assumed to be funded with a portion of the proceeds of this offering.

    The unaudited pro forma condensed consolidated statements of operations reflect the Acquisitions as if the Acquisitions had been completed at the beginning of the periods presented. The Company and the Acquisitions except for Contact and Gold Coast operated on a December 31 fiscal year basis. Gold Coast operated on a June 30 fiscal year basis. Gold Coast's results of operations for the six months ended June 30, 1994 were combined with the results of operations for the six months ended December 31, 1994 to reflect the year ended December 31, 1994. The respective results of operations for Contact, Radio Call, ChiComm and High Tech from January 1, 1994 to the dates of the respective acquisitions were combined with the actual results of operations of the Company, Signet, Carrier, Metropolitan, All City and the Pending Acquisitions for the year ended December 31, 1994 to determine the pro forma results of operations for the year ended December 31, 1994. The respective results of operations for Signet from January 1, 1995 to the date of acquisition were combined with the actual results of operations of the Company, Carrier, Metropolitan, All City and the Pending Acquisitions for the three months ended March 31, 1995 to determine the pro forma results of operations for the three months ended March 31, 1995.

    The historical financial information presented for ChiComm includes an audited Statement of Net Assets and a Summary of Income and Direct Operating Expenses. ChiComm was a stand alone division of Chicago Communication Service, Inc. and was not a separate reporting entity. The Summary of Income and Direct Operating Expenses excludes certain overhead and corporate expenses not directly related to ChiComm.

    The accompanying pro forma condensed consolidated balance sheet as of March 31, 1995, has been prepared as if the Carrier, Metropolitan and All City acquisitions and the Pending Acquisitions had occurred on that date and reflects the following adjustments:

                          PRONET INC. AND SUBSIDIARIES

                                  (UNAUDITED)

        (A) A pro forma adjustment is made to reflect the fair value of those assets and liabilities that were acquired as a result of the Carrier, Metropolitan and All City acquisitions and the Pending Acquisitions. The Company did not acquire cash or assume certain trade payables, certain accrued expenses or existing long-term debt.

        (B) A pro forma adjustment is made to goodwill equal to the excess of the applicable purchase price over the fair values assigned to assets and liabilities acquired. A pro forma adjustment is made to other assets to record the noncompetition agreements based on amounts stated in the respective letters of intent or definitive agreements.

        (C) A pro forma adjustment is made to (i) reverse the $15.2 million of debt (including current maturities) of Carrier, Metropolitan, All City and the Pending Acquisitions that were not, and will not, be assumed by the Company, (ii) record the sale of the Notes and the repayment of outstanding borrowings under the Credit Facility with a portion of the proceeds therefrom, and (iii) record the incurrence of Deferred Payments of $16.0 million in connection with the acquisitions of Carrier, All City and the Pending Acquisitions. All Deferred Payments are classified as long-term liabilities since the Company has the option to make the Deferred Payments in cash with funds available from the proceeds of this offering or the Credit Facility or in shares of the Company's Common Stock.

    The accompanying pro forma condensed consolidated statements of operations for the year ended December 31, 1994 and for the three months ended March 31, 1995, have been prepared by combining the historical results of the Company and the Acquisitions for such respective periods and reflect the following adjustments:

        (D) A pro forma adjustment is made to reflect the effect on net revenues and costs of sales related to the segment of the operations of All City not acquired by the Company.

        (E) The pro forma adjustment to sales, general and administrative expenses represents expenses that either would or would not have been incurred had the Acquisitions occurred at the beginning of the periods presented. For Signet, All City, Metropolitan, Americom, Gold Coast, Lewis, Denton and MetroTones, cost savings relate to decreased salaries, office rent, professional fees, telephone costs and bad debts. For ChiComm, additional costs relate to additional salaries and office rent.

        (F) Pro forma adjustments are made to the statements of operations to reflect additional depreciation and amortization expense based on the fair value of the assets acquired as if the Acquisitions had occurred at the beginning of the periods presented. Pro forma depreciation is computed using the straight-line method over the remaining estimated useful lives of the assets. The noncompetition agreements are amortized using the straight-line method over a five-year term, goodwill is amortized using the straight-line method over a 15-year term and the discount on the Notes is amortized on a straight-line basis over the life of the Notes.

        (G) Interest expense is comprised of interest on long-term debt and the Deferred Payments, plus the commitment fee on the Credit Facility. Pro forma adjustments reflect (i) the reversals of interest expense of $497,000 for the three months ended March 31, 1995 and $2.6 million for the year ended December 31, 1994 on debt of the Acquisitions not assumed by the Company and
    (ii) the increase in interest expense due to the sale of the Notes at an annual rate of 11.875%. Interest expense on the Deferred Payments is provided as required by the definitive agreements or letters of intent.

        (H) A pro forma adjustment is made to reflect the effect upon the income tax provision as if the Acquisitions had occurred at the beginning of the periods presented. The primary differences in the effective tax rate between the Company's historical financial statements and the pro forma statements are state taxes and the amortization of goodwill related to the acquisitions of Contact, Metropolitan and Page East, which is assumed not to be deductible for tax purposes.

    The pro forma condensed consolidated financial information presented is not necessarily indicative of either the results of operations that would have occurred had the acquisitions taken place at the beginning of the periods presented or of future results of operations of the combined operations.